                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                           STI CLASSIC VARIABLE TRUST
                (Name of Registrant as Specified In Its Charter)


       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

        2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------

        4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

        5) Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:______________________________________________

        2) Form, Schedule or Registration Statement No.:________________________

        3) Filing Party:________________________________________________________

        4) Date Filed:_______________________

                               STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST
                               101 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 15, 2004

     Notice is hereby given that a Special Meeting of Shareholders of STI Classic Funds and STI Classic Variable Trust (each a "Trust" and together, the "Trusts") will be held at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, MA 02110, on November 15, 2004 at 9:30 a.m. Eastern Time (the "Special Meeting"). The Special Meeting is being called for the purpose of considering the proposals set forth below and to transact such other business as may be properly brought before the Special Meeting.

PROPOSAL 1:  To consider and vote on the election of members to the Board of
             Trustees of the Trusts.

PROPOSAL 2:  To approve the investment subadvisory agreement between Trusco
             Capital Management, Inc. and Zevenbergen Capital Investments LLC with respect to STI Classic Funds' Aggressive Growth Stock Fund and Emerging Growth Stock Fund.

     Only shareholders of the Trusts at the close of business on September 23, 2004, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                          /s/ R. Jeffrey Young
                                          R. Jeffrey Young
                                          President

Dated: October 8, 2004

                               STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST
                               101 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110

                             ---------------------

                             JOINT PROXY STATEMENT

                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                               NOVEMBER 15, 2004

     This joint proxy statement is furnished by the Board of Trustees of STI Classic Funds and STI Classic Variable Trust (each a "Trust" and together, the "Trusts") in connection with the solicitation of proxies for use at the special meeting of shareholders (the "Special Meeting") of each Trust to be held on Monday, November 15, 2004, at 9:30 a.m. Eastern Time, or at any adjournment thereof, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, MA 02110. It is expected that the Notice of Special Meeting, this proxy statement, and a proxy card will be mailed to shareholders on or about October 11, 2004.

SUMMARY

     At the Special Meeting, the following shareholders will be asked to vote on the following proposals:

DESCRIPTION OF PROPOSAL                         SHAREHOLDERS SOLICITED
-----------------------                         ----------------------
To consider and vote on the election of         All shareholders of STI Classic Funds and
members to the Board of Trustees of the         STI Classic Variable Trust
Trusts

To approve the investment subadvisory           All shareholders of STI Classic Funds'
agreement between Trusco Capital Management,    Aggressive Growth Stock Fund and Emerging
Inc. and Zevenbergen Capital Investments LLC    Growth Stock Fund
with respect to STI Classic Funds'
Aggressive Growth Stock Fund and Emerging
Growth Stock Fund

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy by mail, telephone or Internet allowing sufficient time for the proxy to be received on or before the close of business on November 14, 2004. If your proxy is properly returned by that date, shares represented by your proxy will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the proxy with respect to a proposal, the proxy will be voted FOR the approval of the proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trusts, by delivering a subsequently dated proxy, or by attending and voting at the Special Meeting.

     The close of business on September 23, 2004 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the Record Date, the Trusts had the following shares outstanding:

                               STI CLASSIC FUNDS

                                            A             B         CORPORATE     INSTITUTIONAL       L              T
FUND                                     SHARES        SHARES     TRUST SHARES       SHARES         SHARES        SHARES
----                                     ------        ------     ------------    -------------     ------        ------
Aggressive Growth Stock Fund........          8,404                                                    8,780       3,620,440
Balanced Fund.......................        760,342                                                4,820,736      20,000,592
Capital Appreciation Fund...........     11,895,908                                                8,312,892     124,370,731
Classic Institutional Cash
  Management Money Market Fund......                                              2,697,874,787
Classic Institutional High Quality
  Bond Fund.........................                                                  4,410,434                   12,240,053
Classic Institutional Short-Term
  Bond Fund.........................                                                  3,415,669
Classic Institutional Super Short
  Income Plus Fund..................                                                 43,837,761                   71,701,580
Classic Institutional Total Return
  Bond Fund.........................                                                  1,445,123                    3,292,127
Classic Institutional U.S Government
  Securities Money Market Fund......                                                890,682,362
Classic Institutional U.S Government
  Securities Super Short Income Plus
  Fund..............................                                                 45,466,075    2,292,726
Classic Institutional U.S. Treasury
  Securities Money Market Fund......                              1,365,964,249     387,656,245
Emerging Growth Stock Fund..........          8,342                                                    2,593       1,783,034
Florida Tax-Exempt Bond Fund........        635,036                                                1,490,797      14,259,863
Georgia Tax-Exempt Bond Fund........        250,167                                                1,113,829       9,427,438
Growth and Income Fund..............      3,071,709                                                6,347,068      53,881,550
High Income Fund....................        210,673                                                8,994,372       6,530,348
Information and Technology Fund.....            185                                                  953,562       1,154,678
International Equity Fund...........        712,696                                                  800,941      34,794,268
International Equity Index Fund.....      1,418,900                                                  510,433      32,734,464
Investment Grade Bond Fund..........      2,924,602                                                2,070,108      52,777,924
Investment Grade Tax-Exempt Bond
  Fund..............................      1,607,644                                                1,630,977      19,424,176
Life Vision Aggressive Growth
  Fund..............................         92,008     465,838                                                    3,820,592
Life Vision Conservative Fund.......         37,252     482,719                                                        3,787
Life Vision Growth and Income
  Fund..............................        232,845   1,389,503                                                    7,481,493
Life Vision Moderate Growth Fund....        428,656   1,376,051                                                   12,071,223
Limited-Term Federal Mortgage
  Securities Fund...................        844,442                                                4,953,681      43,453,100
Maryland Municipal Bond Fund........                                                               1,582,559       2,844,999
Mid-Cap Equity Fund.................      1,778,974                                                1,563,398      16,436,708
Mid-Cap Value Equity Fund...........         92,792                                                  692,059      15,177,515
Prime Quality Money Market Fund.....  1,886,887,700                                               15,387,238   2,988,847,517
Short-Term Bond Fund................        635,935                                                2,046,151      27,560,117
Short-Term U.S. Treasury Securities
  Fund..............................      1,218,698                                                4,900,668       8,791,097
Small Cap Growth Stock Fund.........      2,188,470                                                1,951,764      38,208,114
Small Cap Value Equity Fund.........        253,045                                                2,403,910      35,502,818
Strategic Income Fund...............        417,759                                                9,532,799      10,800,745
Strategic Quantitative Equity
  Fund..............................         17,682                                                  131,065       6,015,904
Tax-Exempt Money Market Fund........    278,434,599                                                              984,873,789
Tax Sensitive Growth Stock Fund.....         30,608                                                3,704,030       4,945,031
U.S. Government Securities Fund.....        827,363                                                1,546,617      28,486,372
U.S. Government Securities Money
  Market Fund.......................    234,940,177                                                              585,427,931
U.S. Treasury Money Market Fund.....        401,084                                                            1,361,021,065
Value Income Stock Fund.............      6,236,607                                                4,821,869      64,501,177
Virginia Intermediate Municipal Bond
  Fund..............................      1,063,280                                                               17,409,334
Virginia Municipal Bond Fund........         18,258                                                  795,143       4,395,552
Virginia Tax-Free Money Market
  Fund..............................    110,732,382                                                              197,755,573

                                      TOTAL SHARES
FUND                                   OUTSTANDING
----                                  ------------
Aggressive Growth Stock Fund........      3,637,625
Balanced Fund.......................     25,581,670
Capital Appreciation Fund...........    144,579,531
Classic Institutional Cash
  Management Money Market Fund......  2,697,874,787
Classic Institutional High Quality
  Bond Fund.........................     16,650,487
Classic Institutional Short-Term
  Bond Fund.........................      3,415,669
Classic Institutional Super Short
  Income Plus Fund..................    115,539,341
Classic Institutional Total Return
  Bond Fund.........................      4,737,250
Classic Institutional U.S Government
  Securities Money Market Fund......    890,682,362
Classic Institutional U.S Government
  Securities Super Short Income Plus
  Fund..............................     47,758,801
Classic Institutional U.S. Treasury
  Securities Money Market Fund......  1,753,620,494
Emerging Growth Stock Fund..........      1,793,968
Florida Tax-Exempt Bond Fund........     16,385,696
Georgia Tax-Exempt Bond Fund........     10,791,435
Growth and Income Fund..............     63,306,327
High Income Fund....................     15,735,393
Information and Technology Fund.....      2,108,424
International Equity Fund...........     36,307,905
International Equity Index Fund.....     34,663,797
Investment Grade Bond Fund..........     57,772,633
Investment Grade Tax-Exempt Bond
  Fund..............................     22,662,797
Life Vision Aggressive Growth
  Fund..............................      4,378,438
Life Vision Conservative Fund.......        523,757
Life Vision Growth and Income
  Fund..............................      9,103,840
Life Vision Moderate Growth Fund....     13,875,930
Limited-Term Federal Mortgage
  Securities Fund...................     49,251,223
Maryland Municipal Bond Fund........      4,427,558
Mid-Cap Equity Fund.................     19,779,080
Mid-Cap Value Equity Fund...........     15,962,366
Prime Quality Money Market Fund.....  4,891,122,455
Short-Term Bond Fund................     30,242,202
Short-Term U.S. Treasury Securities
  Fund..............................     14,910,463
Small Cap Growth Stock Fund.........     42,348,348
Small Cap Value Equity Fund.........     38,159,773
Strategic Income Fund...............     20,751,304
Strategic Quantitative Equity
  Fund..............................      6,164,652
Tax-Exempt Money Market Fund........  1,263,308,389
Tax Sensitive Growth Stock Fund.....      8,679,670
U.S. Government Securities Fund.....     30,860,352
U.S. Government Securities Money
  Market Fund.......................    820,368,108
U.S. Treasury Money Market Fund.....  1,361,422,150
Value Income Stock Fund.............     75,559,654
Virginia Intermediate Municipal Bond
  Fund..............................     18,472,614
Virginia Municipal Bond Fund........      5,208,952
Virginia Tax-Free Money Market
  Fund..............................    308,487,955

                           STI CLASSIC VARIABLE TRUST

                                                               TOTAL SHARES
FUND                                                           OUTSTANDING
----                                                           ------------
Capital Appreciation Fund...................................    3,458,659
Growth and Income Fund......................................    1,019,304
International Equity Fund...................................      631,199
Investment Grade Bond Fund..................................    1,701,640
Mid-Cap Equity Fund.........................................    1,453,655
Small Cap Value Equity Fund.................................    1,398,292
Value Income Stock Fund.....................................    3,284,893

EXPENSES

     The expenses of the Special Meeting, including proxy solicitation costs, will be borne proportionately by each series of each Trust based on the assets of such series. The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trusts.

     UPON REQUEST, EACH TRUST WILL FURNISH TO ITS SHAREHOLDERS, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT (FOR STI CLASSIC FUNDS, FISCAL YEAR ENDED MAY 31, 2004, AND FOR STI CLASSIC VARIABLE TRUST, FISCAL YEAR ENDED DECEMBER 31, 2003). IN ADDITION, THE SEMI-ANNUAL REPORT FOR STI CLASSIC VARIABLE TRUST FOR THE PERIOD ENDED JUNE 30, 2004 IS ALSO AVAILABLE WITHOUT CHARGE. THE ANNUAL REPORTS AND SEMI-ANNUAL REPORT MAY BE OBTAINED BY WRITING TO THE TRUSTS C/O BISYS FUND SERVICES, LIMITED PARTNERSHIP, 3435 STELZER ROAD, COLUMBUS, OHIO 43219 OR BY CALLING 1-800-428-6970.

                           DISCUSSION OF PROPOSAL 1:

                       ELECTION OF THE BOARD OF TRUSTEES

PROPOSAL 1:  TO CONSIDER AND VOTE ON THE ELECTION OF MEMBERS TO THE BOARD OF
             TRUSTEES OF THE TRUSTS

SHAREHOLDERS VOTING ON PROPOSAL 1: SHAREHOLDERS OF STI CLASSIC FUNDS AND STI CLASSIC VARIABLE TRUST

SUMMARY

     At the Special Meeting, it is proposed that nine Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of Richard W. Courts, II, Clarence H. Ridley, Thomas C. Gallagher, F. Wendell Gooch, James O. Robbins, Jonathan T. Walton, Sidney E. Harris, Warren Y. Jobe, and Charles D. Winslow (each a "Nominee" and collectively, the "Nominees"). FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES.

GENERAL INFORMATION

     You are being asked to approve the election of the Nominees as Trustees of the Trusts because regulations recently adopted by the SEC will soon require 75% of the members of the Trusts' Board to be independent. Currently, 66% of the Board's members are independent. As explained below, shareholder approval is necessary to increase the number of independent members of the Board.

     The Trusts' Board of Trustees currently consists of six Trustees, four of whom have been elected by shareholder vote and two of whom have been appointed by the Board. At a meeting held on August 20, 2004, the Board of Trustees approved the nomination of Thomas C. Gallagher, F. Wendell Gooch, James O. Robbins, Jonathan T. Walton, Richard W. Courts II, and Clarence H. Ridley, each of whom is a current member of the Board. If approved by shareholders at the Special Meeting, they will continue to serve as members of the Board of Trustees of the Trusts. At the meeting, the Board of Trustees also approved the nomination of Sidney E. Harris, Warren Y. Jobe, and Charles D. Winslow, each a Trustee candidate to the Board. If approved by shareholders at the Special Meeting, they will begin serving as members of the Board of Trustees of the Trusts immediately after the Special Meeting.

     Section 16(a) of the Investment Company Act of 1940 (the "1940 Act") requires the trustees of an investment company to be elected by shareholder vote. Nonetheless, the 1940 Act permits a board to fill vacancies on the board, without seeking shareholder approval, if immediately after filling vacancies at least two-thirds of the members have been elected. However, if at any time less than a majority of members have been elected by shareholders, a shareholder meeting to elect members must be held within 60 days.

     If the three Trustee candidates were appointed by the Board, the Board would have less than two-thirds of its members elected by shareholder vote. In light of the legal requirements under the 1940 Act, the Board would at that time be required to call a shareholder meeting for the election of trustees. As a result, rather than having the Board appoint the three Trustee candidates, the Board has determined that it would be in the best interests of the shareholders to call a shareholder meeting at this time and recommend the election of each Nominee.

     Each of the Nominees has consented to being named in this proxy statement and serving as a Trustee if elected. The Trusts know of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Trusts do not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until the earlier of his resignation or his successor is duly appointed or elected and qualified.

                  INFORMATION REGARDING TRUSTEES AND NOMINEES

     The following information is provided for each Nominee. As of September 23, 2004, the Nominees and officers of the Trusts, as a group, beneficially owned less than 1% of the total outstanding shares of each Trust.

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                        FUND
                                                                                       COMPLEX
                                                                    PRINCIPAL        OVERSEEN BY
                           POSITION(S)                            OCCUPATION(S)      TRUSTEE OR     OTHER DIRECTORSHIPS
NAME, ADDRESS,              HELD WITH    TERM OF OFFICE AND          DURING          NOMINEE FOR    HELD BY TRUSTEE OR
AND AGE                    THE TRUSTS   LENGTH OF TIME SERVED     PAST 5 YEARS        TRUSTEE*      NOMINEE FOR TRUSTEE
--------------             -----------  ---------------------     -------------     -------------   -------------------
NOMINEES FOR INTERESTED TRUSTEES (CURRENTLY SERVE AS INTERESTED TRUSTEES)**

Richard W. Courts, II, 68  Trustee      No set term; served    Chairman of the           59         Director, Cousins
                                        since November 2001    Board of Atlantic                    Properties, Inc.;
                                                               Investment Company                   Director, Genuine
                                                               since 1970.                          Parts Company;
                                                                                                    Director, Piedmont
                                                                                                    Hospital; Director,
                                                                                                    SunTrust Bank,
                                                                                                    Atlanta; Chairman,
                                                                                                    Courts Foundation;
                                                                                                    Chairman, J. Bulow
                                                                                                    Campbell
                                                                                                    Foundation.

Clarence H. Ridley, 62     Trustee      No set term; served    Chairman of the           59         Director, Carvel
                                        since November 2001    Board of Haverty                     Corp.; Director,
                                                               Furniture Companies                  Crawford & Co.;
                                                               since 2001. Partner                  Director, High
                                                               at King and                          Museum of Atlanta;
                                                               Spalding LLP (law                    Chairman, St.
                                                               firm) from 1977 to                   Joseph's Hospital
                                                               2000.                                Atlanta.

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                        FUND
                                                                                       COMPLEX
                                                                    PRINCIPAL        OVERSEEN BY
                           POSITION(S)                            OCCUPATION(S)      TRUSTEE OR     OTHER DIRECTORSHIPS
NAME, ADDRESS,              HELD WITH    TERM OF OFFICE AND          DURING          NOMINEE FOR    HELD BY TRUSTEE OR
AND AGE                    THE TRUSTS   LENGTH OF TIME SERVED     PAST 5 YEARS        TRUSTEE*      NOMINEE FOR TRUSTEE
--------------             -----------  ---------------------     -------------     -------------   -------------------
NOMINEES FOR INDEPENDENT TRUSTEES (CURRENTLY SERVE AS INDEPENDENT TRUSTEES)**

Thomas C. Gallagher, 56    Trustee      No set term; served    President and CEO,        59         Director, Shepherd
                                        since May 2000         Genuine Parts                        Center; Director,
                                                               Company Wholesale                    NAPA; Director,
                                                               Distribution.                        Genuine Parts
                                                                                                    Company; Director,
                                                                                                    Oxford Industries;
                                                                                                    Director, Stone
                                                                                                    Mountain Industrial
                                                                                                    Park; Trustee, The
                                                                                                    Lovett School.
F. Wendell Gooch, 71       Trustee      No set term; served    Retired.                  59         Current Trustee on
                                        since May 1992                                              the Board of
                                                                                                    Trustees for the
                                                                                                    SEI Family of Funds
                                                                                                    and The Capitol
                                                                                                    Mutual Funds.
James O. Robbins, 62       Trustee      No set term; served    President and Chief       59         Director, Cox
                                        since May 2000         Executive Officer,                   Communications;
                                                               Cox Communications,                  Director, National
                                                               Inc., 1985 to                        Cable and
                                                               present.                             Telecommunications
                                                                                                    Association;
                                                                                                    Director, Discovery
                                                                                                    Channel; Director,
                                                                                                    Cable Labs;
                                                                                                    Director, C-Span;
                                                                                                    Trustee, St. Paul's
                                                                                                    Schools.
Jonathan T. Walton, 74     Trustee      No set term; served    Retired.                  59         Trustee, W.K.
                                        since February 1998                                         Kellogg Foundation.

NOMINEES FOR INDEPENDENT TRUSTEES (CURRENTLY TRUSTEE CANDIDATES)**

Sidney E. Harris, 55       N/A          N/A                    Dean of Robinson          59         Director, The
                                                               College of                           ServiceMaster
                                                               Business, Georgia                    Company; Director,
                                                               State University                     Total System
                                                               since 1997.                          Services, Inc.
Warren Y. Jobe, 63         N/A          N/A                    Retired. Senior           59         Director, WellPoint
                                                               Vice President of                    Health Networks;
                                                               Southern Company                     Director, Unisource
                                                               and Executive Vice                   Energy Corp. and
                                                               President of                         Tucson Electric
                                                               Georgia Power from                   Power.
                                                               1998 to 2001.
Charles D. Winslow, 69     N/A          N/A                    Retired.                  59         Chairman of the
                                                                                                    Board, Electronic
                                                                                                    Business Services,
                                                                                                    Inc.

---------------

 * The "Fund Complex" consists of STI Classic Funds and STI Classic Variable Trust.

** Trustees who are not deemed to be "interested persons" of the Trusts as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trusts are referred to as "Interested Trustees." Mr. Courts is deemed an Interested Trustee because of his directorships with affiliates of the Trusts' investment adviser, Trusco Capital Management, Inc. (the "Adviser"). Mr. Ridley is deemed an Interested Trustee because of his material business relationships with the parent to the Adviser -- (1) Mr. Ridley owns stock of SunTrust Banks, Inc. and (2) Haverty Furniture Companies, for which Mr. Ridley serves as director, has SunTrust Banks, Inc. as its principal lending bank.


COMPENSATION OF TRUSTEES AND OFFICERS

     The officers of the Trusts do not receive any direct compensation from their respective Trust. Each Trustee who is not an officer, employee or director of the Trusts' investment adviser or its affiliates receives an aggregate annual fee plus a fee per meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings) from the relevant Trust. Payment of such fees and expenses is allocated between each Trust. The aggregate compensation payable by the Trusts to each of the Trustees serving during their respective fiscal years is set forth in the compensation tables below.

                     STI CLASSIC FUNDS (AS OF MAY 31, 2004)

                                              PENSION OR RETIREMENT                       TOTAL COMPENSATION
                               AGGREGATE       BENEFITS ACCRUED AS    ESTIMATED ANNUAL    FROM FUND AND FUND
                              COMPENSATION        PART OF FUND          BENEFITS UPON      COMPLEX PAID TO
NAME OF TRUSTEE              FROM THE TRUST         EXPENSES             RETIREMENT            TRUSTEE*
---------------              --------------   ---------------------   ----------------    ------------------
Richard W. Courts, II......     $38,500                N/A                   N/A               $42,000
Clarence H. Ridley.........     $40,000                N/A                   N/A               $43,500
Thomas Gallagher...........     $46,000                N/A                   N/A               $50,500
F. Wendell Gooch...........     $38,500                N/A                   N/A               $42,000
James O. Robbins...........     $38,500                N/A                   N/A               $42,000
Jonathan T. Walton.........     $40,000                N/A                   N/A               $43,500

---------------

* The "Fund Complex" consists of STI Classic Funds and STI Classic Variable
  Trust.

              STI CLASSIC VARIABLE TRUST (AS OF DECEMBER 31, 2003)

                                              PENSION OR RETIREMENT                      TOTAL COMPENSATION
                               AGGREGATE       BENEFITS ACCRUED AS    ESTIMATED ANNUAL   FROM FUND AND FUND
                              COMPENSATION        PART OF FUND         BENEFITS UPON      COMPLEX PAID TO
NAME OF TRUSTEE              FROM THE TRUST         EXPENSES             RETIREMENT           TRUSTEE*
---------------              --------------   ---------------------   ----------------   ------------------
Richard W. Courts, II......      $2,100                N/A                  N/A               $35,000
Clarence H. Ridley.........      $2,600                N/A                  N/A               $40,500
Thomas Gallagher...........      $3,200                N/A                  N/A               $45,500
F. Wendell Gooch...........      $2,600                N/A                  N/A               $39,000
James O. Robbins...........      $2,600                N/A                  N/A               $37,500
Jonathan T. Walton.........      $2,600                N/A                  N/A               $40,500

---------------

* The "Fund Complex" consists of STI Classic Funds and STI Classic Variable
  Trust.

OWNERSHIP OF FUND SECURITIES

     The tables below show the dollar range of equity securities beneficially owned by each Nominee as of December 31, 2003.

                               STI CLASSIC FUNDS

                                                                           AGGREGATE DOLLAR RANGE OF
                                                                           EQUITY SECURITIES IN ALL
                                                                            FUNDS OVERSEEN OR TO BE
                                                                            OVERSEEN BY TRUSTEE OR
                                                                             NOMINEE IN FAMILY OF
NAME OF NOMINEE          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND       INVESTMENT COMPANIES
---------------        --------------------------------------------------  -------------------------
Richard W. Courts,
  II.................  None                                                         None
Clarence H. Ridley...  None                                                         None
Thomas C. Gallagher..  $1-$10,000 (Capital Appreciation Fund)                 $10,001-$50,000
                       $1-$10,000 (Growth and Income Fund)
                       $1-$10,000 (Information and Technology Fund)
                       $1-$10,000 (Prime Quality Money Market Fund)
                       $1-$10,000 (Small Cap Growth Stock Fund)
                       $1-$10,000 (Small Cap Value Equity Fund)
                       $1-$10,000 (Tax Sensitive Growth Stock Fund)
                       $1-$10,000 (Value Income Stock Fund)
F. Wendell Gooch.....  $10,001-$50,000 (Information and Technology Fund)      $50,001-$100,000
                       $10,001-$50,000 (Tax Sensitive Growth Stock Fund)
James O. Robbins.....  None                                                         None
Jonathan T. Walton...  $1-$10,000 (Information and Technology Fund)           $10,001-$50,000
                       $1-$10,000 (Small Cap Growth Stock Fund)
                       $1-$10,000 (Tax Sensitive Growth Stock Fund)
                       $10,001-$50,000 (Capital Appreciation Fund)
                       $1-$10,000 (Prime Quality Money Market Fund)
                       $10,001-$50,000 (Small Cap Value Equity Fund)
                       $10,001-$50,000 (Value Income Stock Fund)
Sidney E. Harris.....  None                                                         None
Warren Y. Jobe.......  None                                                         None
Charles D. Winslow...  None                                                         None

                           STI CLASSIC VARIABLE TRUST

                                                                               AGGREGATE DOLLAR RANGE OF
                                                                             EQUITY SECURITIES IN ALL FUNDS
                                                                             OVERSEEN OR TO BE OVERSEEN BY
                                                     DOLLAR RANGE OF          TRUSTEE OR NOMINEE IN FAMILY
NAME OF NOMINEE                               EQUITY SECURITIES IN THE FUND     OF INVESTMENT COMPANIES
---------------                               -----------------------------  ------------------------------
Richard W. Courts, II.......................            None                            None
Clarence H. Ridley..........................            None                            None
Thomas C. Gallagher.........................            None                            None
F. Wendell Gooch............................            None                            None
James O. Robbins............................            None                            None
Jonathan T. Walton..........................            None                            None
Sidney E. Harris............................            None                            None
Warren Y. Jobe..............................            None                            None
Charles D. Winslow..........................            None                            None

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

     The Board of Trustees held four regular meetings during STI Classic Funds' most recent fiscal year ended May 31, 2004, and four regular meetings during STI Classic Variable Trust's most recent fiscal year ended December 31, 2003. In addition, the Board of Trustees held three special meetings during STI Classic

Funds' most recent fiscal year and three special meetings during STI Classic Variable Trust's most recent fiscal year.

     The Board of Trustees has an Audit Committee, which operates pursuant to a written charter approved by the Board and is composed of all of the Independent Trustees. On behalf of each Trust, the Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent auditors. The Audit Committee reviews, with the independent auditors, the results of the audit engagement and matters having a material effect on the Trust's financial operations. The members of the Trusts' Audit Committee currently are Thomas C. Gallagher, F. Wendell Gooch, James O. Robbins, and Jonathan T. Walton, each of whom is an Independent Trustee. Mr. Gooch is Chairman of the Audit Committee. It is the intention of the Board of Trustees that the Audit Committee will continue to be composed of at least a majority of the Independent Trustees. The Audit Committee met 2 times during STI Classic Funds' most recent fiscal year and 2 times during STI Classic Variable Trust's most recent fiscal year.

     The Board of Trustees also has a Nominating Committee, which operates pursuant to a written charter approved by the Board and is composed of all of the Independent Trustees. The Nominating Committee's principal responsibility is to consider, recommend, and nominate trustee candidates to the Board. The Nominating Committee may consider nominees recommended by shareholders if submitted in accordance with the Nominating Committee Charter. The members of the Nominating Committee currently are Messrs. Gallagher, Gooch, Robbins and Walton, each of whom is an Independent Trustee. Mr. Gooch is Chairman of the Nominating Committee. It is the intention of the Board of Trustees that the Nominating Committee will continue to be composed of at least a majority of the Independent Trustees. The Nominating Committee met 1 time during STI Classic Funds' most recent fiscal year and did not meet during STI Classic Variable Trust's most recent fiscal year.

COMMUNICATIONS WITH THE BOARD

     Shareholders wishing to submit written communications to the Board should send their communications c/o BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

BOARD APPROVAL OF THE ELECTION OF TRUSTEES

     At the meeting of the Board of Trustees held on August 20, 2004, the Board of Trustees voted to approve a Special Shareholder Meeting to elect each of the Nominees as Trustee of the Trusts. In voting to approve a Special Shareholder Meeting to elect the Nominees, the Board of Trustees considered the Nominees' experience and qualifications and determined that each Nominee is qualified to serve or continue to serve as a Trustee.

SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

     At the Special Meeting, it is proposed that nine Trustees be elected to hold office until their successors are duly elected and qualified. The election of Trustees requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by proxy at the Special Meeting. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of Richard W. Courts, II, Clarence H. Ridley, Thomas C. Gallagher, F. Wendell Gooch, James O. Robbins, Jonathan T. Walton, Sidney E. Harris, Warren Y. Jobe, and Charles D. Winslow. If you return your proxy but give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Trusts, the current Boards of Trustees will remain in place and will consider alternative nominations.

                   THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                         VOTE FOR EACH OF THE NOMINEES

                           DISCUSSION OF PROPOSAL 2:

                     APPROVAL OF NEW SUBADVISORY AGREEMENT

PROPOSAL 2: TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN TRUSCO CAPITAL MANAGEMENT, INC. AND ZEVENBERGEN CAPITAL INVESTMENTS LLC WITH RESPECT TO STI CLASSIC FUNDS' AGGRESSIVE GROWTH STOCK FUND AND EMERGING GROWTH STOCK FUND.

SHAREHOLDERS VOTING ON PROPOSAL 2: SHAREHOLDERS OF STI CLASSIC FUNDS' AGGRESSIVE GROWTH STOCK FUND AND EMERGING GROWTH STOCK FUND.

SUMMARY

     At the Special Meeting, it is proposed that a new investment subadvisory agreement (the "New Subadvisory Agreement") between Trusco Capital Management, Inc. (the "Adviser") and Zevenbergen Capital Investments LLC (the "Subadviser") be approved by shareholders of STI Classic Funds' Aggressive Growth Stock Fund and Emerging Growth Stock Fund (each a "Fund" and together, the "Funds"). The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the approval of the New Subadvisory Agreement. FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT.

GENERAL INFORMATION

     You are being asked to approve the New Subadvisory Agreement for the Funds. The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement dated June 15, 1993. The Adviser continuously reviews, supervises and administers each Fund's investment program. The Subadviser serves as the subadviser to the Funds and manages the portfolios of the Funds on a day-to-day basis pursuant to an investment subadvisory agreement with the Adviser dated February 20, 2004 (the "Old Subadvisory Agreement"). The Adviser oversees the Subadviser to ensure compliance with the Funds' investment policies and guidelines and monitors the Subadviser's adherence to its investment style. The Board of Trustees of STI Classic Funds supervises the Adviser and the Subadviser and establishes policies that the Adviser and Subadviser must follow in their management activities. Shareholders of the Funds have not previously approved the agreement with the Subadviser.

     On October 1, 2004, the Adviser acquired a controlling interest in the Subadviser (the "Acquisition"). The 1940 Act, which regulates investment companies such as the Trusts, requires an investment subadvisory agreement between an investment adviser and its subadviser to terminate automatically whenever there is a change in control of either entity. After an investment subadvisory agreement terminates, shareholders are required to approve a new agreement between an investment adviser and the investment subadviser. In anticipation of the Acquisition, the Board of Trustees of STI Classic Funds approved an interim investment subadvisory agreement (the "Interim Subadvisory Agreement") for the Funds so that, upon the consummation of the Acquisition, the Funds will continue to be managed by the Subadviser. In order for the Subadviser to continue as the investment subadviser beyond the 150-day term of the Interim Subadvisory Agreement, and to receive all of the subadvisory fees under those agreements, shareholders must approve the New Subadvisory Agreement (attached hereto as Exhibit A) within the 150-day period ending on February 27, 2005.

     The New Subadvisory Agreement is identical in all material respects to the Old Subadvisory Agreement and the Interim Subadvisory Agreement. Fees payable to the Subadviser under the New Subadvisory Agreement are identical to those payable under the Old Subadvisory Agreement and the Interim Subadvisory Agreement. More information about the New Subadvisory Agreement is included below.

THE ADVISER AND SUBADVISER

     The Adviser is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The principal business address of the Adviser is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. As of June 30, 2004, the Adviser had discretionary management authority with respect to approximately $66 billion of assets under management.

     The Subadviser was founded in 1987 and manages domestic growth equity assets. The firm's client base is comprised of a blend of institutional tax-exempt and taxable separately managed accounts. As a domestic growth equity manager, the Subadviser manages assets for a variety of entities, including public funds, foundations, endowments, corporations, pooled accounts, and private individuals. The Subadviser selects, buys, and sells securities for the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund under the supervision of the Adviser and the Board of Trustees. The principal business address of the Subadviser is 601 Union Street, Suite 4600, Seattle, Washington 98101. As of June 30, 2004, the Subadviser had approximately $1 billion of assets under management.

     Listed below are the names and principal occupations of each of the directors and principal executive officers of the Subadviser. The principal business address of each director and principal executive officer, as it relates to his or her duties with the Subadviser, is 601 Union Street, Suite 4600, Seattle, Washington 98101.

NAME                                              POSITION WITH THE SUBADVISER
----                                              ----------------------------
Nancy A. Zevenbergen.....................   President and Chief Investment Officer
Brooke de Boutray........................   Managing Director and Portfolio Manager
Lisa Foley...............................   Managing Director and Investment Officer
Leslie Tubbs.............................   Managing Director and Portfolio Manager

THE NEW SUBADVISORY AGREEMENT


     A form of the New Subadvisory Agreement is attached to this proxy statement as Exhibit A. The New Subadvisory Agreement is identical to the Old Subadvisory Agreement, except for dates of execution, effectiveness and termination. The Subadviser's fee rates for its services to the Funds under the New Subadvisory Agreement are the same as its fee rates under the Old Subadvisory Agreement. The Subadviser is entitled to receive from the Adviser 0.625% of each Fund's daily net assets. For the fiscal year ended May 31, 2004, the Subadviser received subadvisory fees of $7,000 for each of the Funds.


     Under the New Subadvisory Agreement, the Subadviser makes the investment decisions for and continuously reviews, supervises, and administers the investment program of the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund, subject to the supervision of, and policies established by, the Adviser and the Trustees of STI Classic Funds. After the initial two year term, the continuance of the New Subadvisory Agreement with respect to either Fund must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Fund and (ii) the vote of a majority of the Trustees who are not parties to the New Subadvisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The New Subadvisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by (i) the Trustees of STI Classic Funds or, with respect to either Fund, by a majority of the outstanding shares of that Fund, (ii) the Adviser at any time on not less than 30 days nor more than 60 days written notice to the Subadviser, or (iii) the Subadviser on 90 days written notice to the Adviser. The New Subadvisory Agreement provides that the Subadviser shall not be protected against any liability by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

     For the fiscal year ended May 31, 2004, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers:

                                                                                       PERCENTAGE OF
                                 AGGREGATE AMOUNT                                       THE FUND'S
                                  OF COMMISSIONS                                         AGGREGATE
                                    PAID TO ANY             AFFILIATED BROKER            BROKERAGE
FUND                             AFFILIATED BROKER          AND RELATIONSHIP            COMMISSIONS
----                             -----------------          -----------------          -------------
Aggressive Growth Stock Fund...         176          SunTrust Robinson Humphries           0.66
Emerging Growth Stock Fund.....         103          SunTrust Robinson Humphries           0.36

BOARD APPROVAL OF THE NEW SUBADVISORY AGREEMENT

     At a meeting on August 20, 2004, the Board of Trustees of STI Classic Funds approved the New Subadvisory Agreement, under which, subject to approval by each Fund's shareholders, the Subadviser will continue to serve as investment subadviser to each Fund. At the meeting, the Board evaluated information from the Subadviser in order to consider the Subadviser's fee and other aspects of the New Subadvisory Agreement. The Trustees discussed all the relevant information that the Board received at the meeting and discussed the approval of the New Subadvisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling, but did focus on the fact that the Subadviser has been providing satisfactory subadvisory services to the Funds since their inception on February 23, 2004. Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously agreed to approve the New Subadvisory Agreement.

SHAREHOLDER APPROVAL OF THE NEW SUBADVISORY AGREEMENT

     At the Special Meeting, it is proposed that the New Subadvisory Agreement between the Adviser and the Subadviser be approved by shareholders of the Funds. The approval of the New Subadvisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of each of the Funds. With respect to the approval of the New Subadvisory Agreement, the term "majority of the outstanding voting securities" means the vote of (a) 67% or more of the voting securities of each Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of each Fund, whichever is less. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the approval of the New Subadvisory Agreement. If you return your proxy but give no voting instructions, your shares will be voted FOR the approval of the New Subadvisory Agreement. If the New Subadvisory Agreement is not approved by shareholders of the Funds, then the Interim Subadvisory Agreement will remain in effect while the Board of Trustees considers alternatives.

                   THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
               VOTE FOR APPROVAL OF THE NEW SUBADVISORY AGREEMENT

                             ADDITIONAL INFORMATION

EXECUTIVE OFFICERS OF THE TRUSTS

     Information about the Trusts' current principal executive officers is set forth below.

                                                      TERM OF                                             NUMBER OF
                                                     OFFICE AND                                         FUNDS IN THE
                                                     LENGTH OF            PRINCIPAL OCCUPATION         FUND COMPLEX TO
NAME AND AGE             POSITION WITH THE TRUSTS   TIME SERVED        DURING THE PAST FIVE YEARS        BE OVERSEEN
------------             ------------------------   -----------        --------------------------      ---------------
R. Jeffrey Young, 40...  President                  No set term;   Senior Vice President of                  59
                                                    served since   Relationship Management at BISYS
                                                    June 2004      Fund Services since April 2002.
                                                                   Vice President of Client Services
                                                                   at BISYS Fund Services from May
                                                                   1997 to April 2002.

Bryan C. Haft, 39......  Treasurer and Chief        No set term;   Vice President of Financial               59
                         Financial Officer          served since   Administration at BISYS Fund
                                                    June 2004      Services since July 2000. Director
                                                                   of Administration Services at
                                                                   BISYS Fund Services from May 1998
                                                                   to July 2000.

Deborah A. Lamb, 51      Chief Compliance           No set term;   Chief Compliance Officer and              59
                         Officer, Vice President,   served since   Executive Vice President of Trusco
                         and Assistant Secretary    November       Capital Management, Inc. since
                                                    2003           March 2003 and President of
                                                                   Investment Industry Consultants,
                                                                   LLC since June 2000. Director of
                                                                   Compliance at INVESCO, Inc. from
                                                                   March 1995 to June 2000.

Kathleen Lentz, 44       Vice President and         No set term;   Vice President and Manager of             59
                         Assistant Secretary        served since   Special Entities in Financial
                                                    November       Intelligence Unit of SunTrust Bank
                                                    2003           since 2002. Vice President of the
                                                                   Third Party Mutual Funds Unit of
                                                                   SunTrust Bank from 1996 to 2002.

Alaina V. Metz, 37       Assistant Secretary        No set term;   Vice President of Blue Sky                59
                                                    served since   Compliance at BISYS Fund Services
                                                    July 2004      since January 2002. Chief
                                                                   Administrative Officer of Blue Sky
                                                                   Compliance at BISYS Fund Services
                                                                   from June 1995 to January 2002.

Julie M. Powers, 34      Assistant Secretary        No set term;   Senior Paralegal of Legal Services        59
                                                    served since   at BISYS Fund Services since June
                                                    June 2004      2000. Paralegal at Phillips,
                                                                   Lytle, Hitchcock, Blaine & Huber
                                                                   LLP (law firm) from March 1998 to
                                                                   June 2000.

Traci Thelen, 31         Secretary                  No set term;   Counsel of Legal Services at BISYS        59
                                                    served since   Fund Services since July 2004.
                                                    June 2004      General Counsel of ALPS Mutual
                                                                   Funds Services, Inc. from May 2002
                                                                   to July 2004, after serving as
                                                                   Associate Counsel from October
                                                                   1999 to May 2002.

INVESTMENT ADVISER

     Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Trusts' investment adviser and is an indirect wholly-owned subsidiary of SunTrust Banks, Inc., 303 Peachtree Street, NE, Atlanta, Georgia 30308.

INVESTMENT SUBADVISER

     Zevenbergen Capital Investments LLC, 601 Union Street, Suite 4600, Seattle, Washington 98101, serves as the subadviser to STI Classic Funds' Aggressive Growth Stock Fund and Emerging Growth Stock Fund.

ADMINISTRATOR

     BISYS Fund Services Ohio, Inc. (the "Administrator"), an Ohio corporation, has its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219. The Administrator and its affiliates provide administration and distribution services to other investment companies.

DISTRIBUTOR AND PRINCIPAL UNDERWRITER

     BISYS Fund Services, Limited Partnership (the "Distributor"), located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trusts' distributor. The Distributor is a wholly-owned subsidiary of BISYS Group, Inc.

5% SHAREHOLDERS

     As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Trusts, were beneficial owners of 5% or more of the outstanding shares of each fund of the Trusts, as described below:

                               STI CLASSIC FUNDS

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
Aggressive Growth Stock Fund -- A
Shares...............................  NFSC FEBO 073-164534                            6424.831       76.45%
                                       NFS/FMTC IRA
                                       316 Roslyn Road
                                       Richmond, VA 23226-1641
                                       Wachovia Securities LLC FBO                     1979.521        23.55
                                       Lisa C. Foley
                                       4325 Phinney Avenue North
                                       Seattle, WA 98103-7101
Aggressive Growth Stock Fund -- L
Shares...............................  NFSC FEBO G1R-153664                            7617.599        86.76
                                       Jonathan T. Walton Trustee
                                       37 Warner Road
                                       Grosse Pointe, MI 48236-3745
                                       Wachovia Securities LLC FBO                     1162.791        13.24
                                       Leslie C. Tubbs
                                       12931 S.E. 26th Place, Apt. C2
                                       Bellevue, WA 98005-5112
Aggressive Growth Stock Fund -- T
Shares...............................  Trustman                                     3620440.334       100.00
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Balanced Fund -- A Shares............  NFSC FEBO F4R-035084                          625116.454        82.22
                                       NFSC/FMTC IRA
                                       7406 E. Gospel Island Road
                                       Inverness, FL 34450-2509

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
Balanced Fund -- L Shares............  NFSC FEBO A1F-064785                         4727275.968       98.06%
                                       Joseph P. Shannon
                                       112 Maiden Choice Lane
                                       Catonsville, MD 21228-3617
Balanced Fund -- T Shares............  SunTrust Bank                               13444266.338        67.22
                                       Various Benefit Plans
                                       8515 E. Orchard Road
                                       Greenwood Village, CO 80111-5002
                                       Trustman                                     5296335.619        26.48
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
                                       Charles Schwab & Co., Inc.                   1161842.501         5.81
                                       Special Custody Account FBO
                                       Customers
                                       101 Montgomery Street
                                       San Francisco, CA 94104-4122
Capital Appreciation Fund -- A
Shares...............................  NFSC FEBO WXP-007900                    6216335.43999999        52.26
                                       NFS FMTC Rollover IRA
                                       629 Ontario Avenue
                                       Tampa, FL 33606
                                       Nationwide Insurance Company Trust            920794.697         7.74
                                       P.O. Box 182029
                                       c/o IPO Portfolio Accounting
                                       Columbus, OH 43218-2029
Capital Appreciation Fund -- L
Shares...............................  NFSC FEBO F5R-088250                    8066034.37699999        97.03
                                       Robert E. Sebring Trust A-6
                                       107 Courtyard Lane
                                       Woodstock, GA 30189
Capital Appreciation Fund -- T
Shares...............................  Trustman                                     81331568.68        65.39
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
                                       Great West Life & Annuity Company           19669149.215        15.81
                                       8515 E. Orchard Road
                                       c/o FASCORP Recordkeeper
                                       Greenwood Village, CO 80111-5002
                                       SunTrust Bank                               18387306.602        14.78
                                       Various Benefit Plans
                                       8515 E. Orchard Road
                                       Greenwood Village, CO 80111-5002
Classic Institutional Cash Management
Money Market --
Institutional Shares.................  SunTrust Bank                              1355518045.35        50.24
                                       Mail Center 3133
                                       P.O. Box 105504
                                       Atlanta, GA 30348-5504

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
                                       SunTrust Capital Markets ACH              1229968,407.54       45.59%
                                       Attn: Anita Woods Center 3910
                                       303 Peachtree Street
                                       Atlanta, GA 30308-3201
Classic Institutional
High Quality Bond Fund --
Institutional Shares.................  Trustman                                     4410434.392       100.00
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Classic Institutional High
Quality Bond Fund --
T Shares.............................  Trustman                                    12240052.574       100.00
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Classic Institutional
Short-Term Bond Fund -- Institutional
Shares...............................  Trustman                                     3415668.589       100.00
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Classic Institutional Super
Short Income Plus Fund --
Institutional Shares.................  Trustman                                    43837761.265       100.00
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Classic Institutional Super
Short Income Plus Fund --
T Shares.............................  Trustman                                     71701579.92       100.00
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Classic Institutional Total
Return Bond Fund --
Institutional Shares.................  Trustman                                      1445122.53       100.00
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Classic Institutional Total
Return Bond Fund --
T Shares.............................  Trustman                                     3292126.984       100.00
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
Classic Institutional
U.S. Government Securities
Money Market Fund -- Institutional
Shares...............................  SunTrust Bank                               554113980.61       62.21%
                                       Mail Center 3133
                                       P.O. Box 105504
                                       Atlanta, GA 30348-5504
                                       SunTrust Capital Markets ACH                336568381.42        37.79
                                       Attn: Anita Woods Center 3910
                                       303 Peachtree Street
                                       Atlanta, GA 30308-3201
Classic Institutional
U.S. Government Securities Super
Short Income Plus
Fund -- Institutional Shares.........  Trustman                                    30877029.034        67.91
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
                                       National Public Radio D I Group             14589046.376        32.09
                                       635 Massachusetts Avenue
                                       c/o Assistant Treasurer
                                       Washington, DC 20001-3740
Classic Institutional
U.S. Government Securities Super
Short Income Plus Fund -- L Shares...  NFSC FEBO A1F-979716                         2272252.188        99.11
                                       Prime Rib Inc.
                                       2020 K. Street, N.W.
                                       Washington, DC 20006-1806
Classic Institutional
U.S. Treasury Securities Money Market
Fund -- Corporate Trust..............  SunTrust Bank                              1365964249.03       100.00
                                       Mail Center 3133
                                       P.O. Box 105504
                                       Atlanta, GA 30348-5504
Classic Institutional U.S. Treasury
Securities Money Market
Fund -- Institutional Shares.........  SunTrust Capital Markets ACH                178574893.86        46.07
                                       Attn: Anita Woods Center 3910
                                       303 Peachtree Street
                                       Atlanta, GA 30308-3201
                                       SunTrust Banks                              156725878.97        40.43
                                       Mail Center 3133
                                       P.O. Box 105504
                                       Atlanta, GA 30348-5504

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
                                       National Financial Services Corp.            52355472.23       13.51%
                                       Exclusive Benefit of Our Customers
                                       Attn: Mutual Funds Department
                                       200 Liberty Street
                                       New York, NY 10281-5503
Emerging Growth Stock Fund --
A Shares.............................  NFSC FEBO F1R-239674                            6739.379        80.79
                                       Stephanie Sharp Trustee
                                       462 Wiltshire Boulevard
                                       U A 10 24 86
                                       Port Orange, FL 32127
                                       Wachovia Securities LLC FBO                    1,602.187        19.21
                                       Mr. Herbert W. Albin, Jr.
                                       124 N. 177th Street
                                       Shoreline, WA 98133-4707
Emerging Growth Stock Fund --
L Shares.............................  NFSC FEBO G1R-153664                             1548.32        59.71
                                       Jonathan T. Walton Trustee
                                       37 Warner Road
                                       Grosse Pointe, MI 48236-3745
                                       Wachovia Securities LLC FBO                     1044.932        40.29
                                       Leslie C. Tubbs
                                       12931 S.E. 26th Place, Apt. C2
                                       Bellevue, WA 98005-5112
Emerging Growth Stock Fund -- T
Shares...............................  Trustman                                      1783033.56       100.00
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Florida Tax-Exempt Bond Fund -- A
Shares...............................  NFSC FEBO WXP-007684                          521769.412        82.16
                                       Margaret L. Rose Trust
                                       700 Mease Plaza, Apt. 330
                                       Dunedin, FL 34698-6621
                                       Mildred Meinhart Rast                          40325.404         6.35
                                       821 Lake Port Boulevard,
                                       Apt. A404
                                       Leesburg, FL 34748-7698
Florida Tax-Exempt Bond Fund -- L
Shares...............................  NFSC FEBO FFR-058130                         1456195.505        97.68
                                       Gerlando Traina
                                       9755 N.W. 52nd Street 120
                                       Miami, FL 33178-2073
Florida Tax-Exempt Bond Fund -- T
Shares...............................  Trustman                                    14259862.915       100.00
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Georgia Tax-Exempt Bond Fund -- A
Shares...............................  NFSC FEBO G1R-110124                          184381.066        73.70
                                       Coralie Harney
                                       945 Camp Creek Drive
                                       Lilburn, GA 30047-5404

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
                                       John L. Conyers                                 14623.64        5.85%
                                       124 Etowah Drive
                                       Cartersville, GA 30120-3730
Georgia Tax-Exempt Bond Fund -- L
Shares...............................  NFSC FEBO G1R-005134                         1036340.117        93.04
                                       Frances H. Wynn
                                       3960 Stone Village Court
                                       Duluth, GA 30097-7620
Georgia Tax-Exempt Bond Fund -- T
Shares...............................  Trustman                                     9415210.486        99.87
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Growth and Income Fund -- A Shares...  NFSC FEBO A1F-862614                         2374131.616        77.29
                                       NFSC FMTC IRA
                                       12041 Sparrow Point Road
                                       Machipongo, VA 23405-2519
                                       Nationwide Insurance Company Trust            329998.482        10.74
                                       P.O. Box 82029
                                       c/o IPO Portfolio Accounting
                                       Columbus, OH 43218-2029
Growth and Income Fund -- L Shares...  NFSC FEBO F9R-156990                         6210071.323        97.84
                                       NFS/FMTC IRA
                                       1905 N. Ocean Boulevard
                                       Ft. Lauderdale, FL 33305-3747
Growth and Income Fund -- T Shares...  Trustman                                    51212887.664        95.04
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
High Income Fund -- A Shares.........  NFSC FEBO WXP-003476                          210672.716       100.00
                                       Ounce of Prevention Fund
                                       111 N. Gadsden Street
                                       Tallahassee, FL 32301-1507
High Income Fund -- L Shares.........  NFSC FEBO A1F-360147                         8842360.672        98.31
                                       NFS/FMTC IRA
                                       6717 Kenhill Road
                                       Bethesda, MD 20817-6015
High Income Fund -- T Shares.........  Trustman                                     6312245.283        96.66
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Information and Technology Fund -- A
Shares...............................  NFSC FEBO F6R-064696                             184.531       100.00
                                       NFS/FMTC IRA
                                       1168 Ponte Vedra Boulevard
                                       Ponte Vedra, FL 32082-4202

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
Information and Technology Fund -- L
Shares...............................  NFSC FEBO DFL-017787                    890216.758000001       93.36%
                                       Rene B. Shepperson CUST
                                       19046 Dixie Belle Lane
                                       Bumpass, VA 23024-2007
Information and Technology Fund -- T
Shares...............................  SunTrust Bank                                 607415.202        52.60
                                       Various Benefit Plans
                                       8515 E. Orchard Road
                                       Greenwood Village, CO 80111-5002
                                       Trustman                                      514272.098        44.54
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
International Equity Fund -- A
Shares...............................  NFSC FEBO G1R-035483                          464863.182        65.23
                                       Fran L. Friedrich
                                       3612 Sadlers Walk
                                       Marietta, GA 30068-2467
                                       Nationwide Insurance Company Trust            147033.822        20.63
                                       P.O. Box 182029
                                       c/o IPO Portfolio Accounting
                                       Columbus, OH 43218-2029
International Equity Fund -- L
Shares...............................  NFSC FEBO F7R-014087                          702755.776        87.74
                                       Joe L. John
                                       Route 6 Box 619
                                       Okeechobee, FL 34974-8909
International Equity Fund -- T
Shares...............................  Trustman                                    33187513.786        95.38
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
International Equity Index Fund -- A
Shares...............................  NFSC FEBO F3R-029580                         1360594.904        95.89
                                       Elizabeth C. Marshall
                                       1334 Harbor Drive
                                       Sarasota, FL 34239-2012
International Equity Index Fund -- L
Shares...............................  NFSC FEBO F4R-092096                          493552.728        96.69
                                       Robert J. Szczesny
                                       4512 Bromley Avenue
                                       Spring Hill, FL 34609-1705
International Equity Index Fund -- T
Shares...............................  Trustman                                    24517304.542        74.90
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
                                       State Street Bank and Trust Co.              6964651.213        21.28
                                       Emory University Endowment
                                       1 Enterprise Drive
                                       Quincy, MA 02171-2126

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
Investment Grade Bond Fund -- A
Shares...............................  NFSC FEBO F4R-036943                         1762388.169       60.26%
                                       NFSC/FMTC IRA
                                       1464 E. McKinley Street
                                       Hernando, FL 34442-4548
                                       Nationwide Insurance Company Trust             616546.25        21.08
                                       P.O. Box 182029
                                       c/o IPO Portfolio Accounting
                                       Columbus, OH 43218-2029
Investment Grade Bond Fund -- L
Shares...............................  NFSC FEBO F4R-063649                         2003862.743        96.80
                                       Richard L. Harms
                                       11716 W. Bayshore Drive
                                       Crystal River, FL 34429-9259
Investment Grade Bond Fund -- T
Shares...............................  Trustman                                    42996135.677        81.47
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
                                       SunTrust Bank                                9774636.416        18.52
                                       Various Benefit Plans
                                       8515 E. Orchard Road
                                       Greenwood Village, CO 80111-5002
Investment Grade Tax-Exempt Bond
Fund -- A Shares.....................  NFSC FEBO WXW-006254                          620041.513        38.57
                                       Nancy Wright Konta
                                       28 W. 3rd Street, Apt. 1409
                                       South Orange, NJ 07079-1785
                                       Legg Mason Wood Walker Inc.                   144624.062         9.00
                                       358-16874-19
                                       P.O. Box 1476
                                       Baltimore, MD 21202
                                       Marion G. Nelson                                  100000         6.22
                                       P.O. Box 2531
                                       Panama City, FL 32402-2531
Investment Grade Tax-Exempt Bond
Fund -- L Shares.....................  NFSC FEBO G1F-069264                         1519227.305        93.15
                                       Irene M. Giroux
                                       760 Marshview Close
                                       Roswell, GA 30076-3283
Investment Grade Tax -- Exempt Bond
Fund -- T Shares.....................  Trustman                                    17735343.465        91.31
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Life Vision Aggressive Growth
Fund -- A Shares.....................  NFSC FEBO F1R-213772                           92008.053       100.00
                                       NFS/FMTC IRA
                                       2286 Lake Pointe Circle
                                       Leesburg, FL 34748-9580

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
Life Vision Aggressive Growth
Fund -- B Shares.....................  NFSC FEBO F7R-068934                          465838.056      100.00%
                                       NFS/FMTC IRA
                                       1840 S. Combee Road
                                       Lakeland, FL 33801-6852
Life Vision Aggressive Growth
Fund -- T Shares.....................  SunTrust Bank                                3550122.143        92.92
                                       Various Benefit Plans
                                       8515 E. Orchard Road
                                       Greenwood Village, CO 80111-5002
                                       Trustman                                      265052.618         6.94
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Life Vision Conservative Fund -- A
Shares...............................  NFSC FEBO FFR-042510                           37251.885       100.00
                                       Nancy Gregory
                                       1085 E. Cardinal Drive
                                       Lock Haven, PA 17745-8802
Life Vision Conservative Fund -- B
Shares...............................  NFSC FEBO F2R-044741                          482718.635       100.00
                                       NFS/FMTC Roll IRA
                                       250 S.E. Lakeview Drive
                                       Keystone Heights, FL
                                       32656-9203
Life Vision Conservative Fund -- T
Shares...............................  SunTrust Bank                                   2935.495        77.52
                                       Various Benefit Plans
                                       8515 E. Orchard Road
                                       Greenwood Village, CO 80111-5002
                                       Trustman                                         805.709        21.28
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Life Vision Growth and Income
Fund -- A Shares.....................  NFSC FEBO F7R-031739                          232844.928       100.00
                                       Paul John Noris
                                       5914 Lake Victoria Drive
                                       Lakeland, FL 33813-4719
Live Vision Growth and Income
Fund -- B Shares.....................  NFSC FEBO F8R-070424                          1389031.87        99.97
                                       NFS/FMTC IRA
                                       622 E. 20th Street
                                       Alton, IL 62002-3540
Life Vision Growth and Income
Fund -- T Shares.....................  SunTrust Bank                                7158952.683        95.69
                                       Various Benefit Plans
                                       Greenwood Village, CO 80111-5002
Life Vision Moderate Growth Fund -- A
Shares...............................  NFSC FEBO F7F-000760                          428655.808       100.00
                                       NFS/FMTC Roll IRA
                                       2520 Logandale Drive
                                       Orlando, FL 32817-4714

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
Life Vision Moderate Growth Fund -- B
Shares...............................  NFSC FEBO FFR-067636                         1371665.119       99.68%
                                       Esther Santos
                                       11830 S.W. 112th Avenue Circle
                                       Miami, FL 33176-3955
Life Vision Moderate Growth Fund -- T
Shares...............................  SunTrust Bank                               10110582.026        83.76
                                       Various Benefit Plans
                                       8515 E. Orchard Road
                                       Greenwood Village, CO 80111-5002
                                       Trustman                                     1794779.859        14.87
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Limited Term Federal Mortgage
Securities Fund -- A Shares..........  NFSC FEBO F4R-034312                          743744.069        88.08
                                       NFSC/FMTC IRA
                                       4521 School Road
                                       Land O Lakes, FL 34639-3644
                                       Nationwide Insurance Company Trust             82801.433         9.81
                                       P.O. Box 182029
                                       c/o IPO Portfolio Accounting
                                       Columbus, OH 43218-2029
Limited Term Federal Mortgage
Securities Fund -- L Shares..........  NFSC FEBO F3R-095346                    4901904.11400001        98.95
                                       NFS/FMTC IRA
                                       803 Hawaiian Drive
                                       Wauchula, FL 33873-3527
Limited Term Federal Mortgage
Securities Fund -- T Shares..........  Trustman                                     42450981.62        97.69
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Maryland Municipal Bond Fund -- L
Shares...............................  NFSC FEBO A1F-732028                         1565075.771        98.90
                                       Joyce M. Purcell
                                       3803 Bradley Lane
                                       Chevy Chase, MD 20815-4254
Maryland Municipal Bond Fund -- T
Shares...............................  Trustman                                     2844998.776       100.00
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Mid-Cap Equity Fund -- A Shares......  NFSC FEBO A1F-000582                         1395340.319        78.44
                                       Laura A. Martin
                                       1506 Meads Road
                                       Norfolk, VA 23505-1822
                                       Nationwide Insurance Company Trust             138834.37         7.80
                                       P.O. Box 182029
                                       c/o IPO Portfolio Accounting
                                       Columbus, OH 43218-2029

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
Mid-Cap Equity Fund -- L Shares......  NFSC FEBO FFR-000868                         1522158.221       97.36%
                                       Phyllis J Sague
                                       27455 SW 168th AVE
                                       Homestead, FL 33031-2735
Mid-Cap Equity Fund -- T Shares......  Trustman                                    15385576.592        93.60
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
                                       SunTrust Bank                                1049368.862         6.38
                                       Various Benefit Plans
                                       8515 E. Orchard Road
                                       Greenwood Village, CO 80111-5002
Mid-Cap Value Equity Fund -- A
Shares...............................  NFSC FEBO F6F-007382                           89611.337        96.57
                                       NFS/FMTC IRA
                                       3940 Townsend Boulevard
                                       Jacksonville, FL 32277-2202
Mid-Cap Value Equity Fund -- L
Shares...............................  NFSC FEBO F3R-100048                          686154.611        99.15
                                       NFS/FMTC IRA
                                       1705 Southpointe Drive
                                       Sarasota, FL 34231-5335
Mid-Cap Value Equity Fund -- T
Shares...............................  Trustman                                     14949599.06        98.50
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Prime Quality Money Market Fund -- A
Shares...............................  NFSC FEBO G1R-024627                       1846883370.65        97.88
                                       Cathleen M. Hall
                                       5784 Dexters Mill Place
                                       Buford, GA 30518-2298
Prime Quality Money Market Fund -- L
Shares...............................  NFSC FEBO A1F-878502                         15155145.94        98.49
                                       Stefan Fraas
                                       1580 Thornridge Way
                                       Charlottesville, VA 22911-8275
Prime Quality Money Market Fund -- T
Shares...............................  SunTrust Bank                              2687357732.02        89.91
                                       Mail Center 3133
                                       P.O. Box 105504
                                       Atlanta, GA 30348-5504
                                       SunTrust Bank                               222272124.99         7.44
                                       Various Benefit Plans
                                       8515 E. Orchard Road
                                       Greenwood Village, CO 80111-5002

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
Short-Term Bond Fund -- A Shares.....  NFSC FEBO A1F-255238                          456963.187       71.86%
                                       Forrest M. Williamson
                                       3134 Sedgewick Drive
                                       Lynchburg, VA 24503-3344
                                       Nationwide Insurance Company Trust            142738.934        22.45
                                       P.O. Box 182029
                                       c/o IPO Portfolio Accounting
                                       Columbus, OH 43218-2029
Short-Term Bond Fund -- L Shares.....  NFSC FEBO F9R-155080                         2014528.403        98.45
                                       NFS/FMTC IRA
                                       10352 Polo Lake Drive W.
                                       Wellington, FL 33414-6181
Short-Term Bond Fund -- T Shares.....  Trustman                                    25864095.951        93.85
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
                                       SunTrust Bank                                1404926.851         5.10
                                       Various Benefit Plans
                                       8515 E. Orchard Road
                                       Greenwood Village, CO 80111-5002
Short-Term U.S. Treasury Securities
Fund -- A Shares.....................  NFSC FEBO WXP-005436                         1053020.522        86.41
                                       Peter L. Peri
                                       2525 Pot Spring Road,
                                       Unit L404
                                       Timonium, MD 21093-2793
                                       Nationwide Insurance Company Trust            123107.724        10.10
                                       P.O. Box 182029
                                       c/o IPO Portfolio Accounting
                                       Columbus, OH 43218-2029
Short-Term U.S. Treasury Securities
Fund -- L Shares.....................  NFSC FEBO F9R-147893                         4848656.999        98.94
                                       Monica Schaly
                                       777 S. Federal Highway,
                                       Apt. RP417
                                       Pompano Beach, FL 33062-8407
Short-Term U.S. Treasury Securities
Fund -- T Shares.....................  Trustman                                     6637417.558        75.50
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
                                       Cenco                                        1504780.762        17.12
                                       AMG 7th Floor
                                       P.O. Box 10566
                                       Birmingham, AL 35296-0566
                                       SunTrust Bank                                  648899.02         7.38
                                       Various Benefit Plans
                                       8515 E. Orchard Road
                                       Greenwood Village, CO 80111-5002

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
Small Cap Growth Stock Fund -- A
Shares...............................  NFSC FEBO FEF-002747                    836806.344999999       38.24%
                                       NFS/FMTC IRA
                                       118 Laurel Tree Way
                                       Brandon, FL 33511-8030
                                       Davenport Company LLC                         626801.685        28.64
                                       Rachel Wilcox
                                       12621 Gallop Lane
                                       Maidens, VA 23102-2078
                                       Nationwide Insurance Company Trust            189818.592         8.67
                                       P.O. Box 182029
                                       c/o IPO Portfolio Accounting
                                       Columbus, OH 43218-2029
Small Cap Growth Stock Fund -- L
Shares...............................  NFSC FEBO F8R-061000                         1668348.975        85.48
                                       Dorothy Krech Trustee
                                       1550 Old Titusville Road
                                       Deltona, FL 32725-9509
Small Cap Growth Stock Fund -- T
Shares...............................  Trustman                                    32494584.491        85.05
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
                                       SunTrust Bank                                3215220.573         8.42
                                       Various Benefit Plans
                                       8515 E. Orchard Road
                                       Greenwood Village, CO 80111-5002
Small Cap Value Equity Fund -- A
Shares...............................  NFSC FEBO WXP-006963                           248435.28        98.18
                                       Eric J Davis
                                       3201 Fritzke Rd
                                       Dover, FL 33527-3447
Small Cap Value Equity Fund -- L
Shares...............................  NFSC FEBO 073-061778                         2332880.667        97.05
                                       Fathia Gibril
                                       11036 Powder Horn Drive
                                       Potomac, MD 20854-2536
Small Cap Value Equity Fund -- T
Shares...............................  Trustman                                    28996888.156        81.67
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
                                       SunTrust Bank                                4878623.002        13.74
                                       Various Benefit Plans
                                       8515 E. Orchard Road
                                       Greenwood Village, CO 80111-5002
Strategic Income Fund -- A Shares....  NFSC FEBO 073-164950                          410438.882        98.25
                                       NFS/FMTC IRA
                                       115 Oak Grove
                                       Norfolk, VA 23505-4346

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
Strategic Income Fund -- L Shares....  NFSC FEBO 073-100447                    9349269.29100001       98.07%
                                       Kenneth A. Hampton
                                       1410 Staples Street
                                       Radford, VA 24141-3330
Strategic Income Fund -- T Shares....  Trustman                                    10792726.673        99.93
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Strategic Quantitative Equity
Fund -- A Shares.....................  NFSC FEBO G4R-008516                            16525.16        93.46
                                       NFSC/FMTC IRA
                                       8701 Macon Road
                                       Midland, GA 31820-4118
                                       Jesse A. Mohney                                 1157.141         6.54
                                       7000 Fox Glove Lane
                                       Tallahassee, FL 32312-3644
Strategic Quantitative Equity
Fund -- L Shares.....................  NFSC FEBO F1F-060003                          129905.963        99.12
                                       Barbara G. Askin CUST
                                       5374 Jamaica Road
                                       Cocoa, FL 32927-9059
Strategic Quantitative Equity
Fund -- T Shares.....................  Trustman                                     6015452.093        99.99
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Tax-Exempt Money Market Fund -- A
Shares...............................  National Financial Services Corp.           273470864.36        98.22
                                       Exclusive Benefit of Our Customers
                                       Attn: Mutual Funds Department
                                       200 Liberty Street
                                       New York, NY 10281-5503
Tax-Exempt Money Market Fund -- T
Shares...............................  SunTrust Bank                               984873789.22       100.00
                                       Mail Center 3133
                                       P.O. Box 105504
                                       Atlanta, GA 30348-5504
Tax Sensitive Growth Stock Fund -- A
Shares...............................  NFSC FEBO 073-164950                           30608.244       100.00
                                       NFS/FMTC IRA
                                       115 Oak Grove Road
                                       Norfolk, VA 23505-4346
Tax Sensitive Growth Stock Fund -- L
Shares...............................  NFSC FEBO G6R-005886                    3581489.39199999        96.69
                                       Travis G. Estes
                                       5340 Cathy Street
                                       Cedar Bluff, AL 35959-5100

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
Tax Sensitive Growth Stock Fund -- T
Shares...............................  Trustman                                     4894597.778       98.98%
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
U.S. Government Securities Fund -- A
Shares...............................  NFSC FEBO WXW-003727                          754770.788        91.23
                                       Guillermina Fuenmayor
                                       537 Minorca Avenue
                                       Coral Gables, FL 33134-4225
U.S. Government Securities Fund -- L
Shares...............................  NFSC FEBO F3R-095680                          1538108.26        99.45
                                       Alice P. Sawyer Trustee
                                       3730 Cadbury Circle, Apt. 627
                                       Venice, FL 34293-2216
U.S. Government Securities Fund -- T
Shares...............................  Trustman                                    25502483.729        89.53
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
                                       SunTrust Bank                                2719316.884         9.55
                                       Various Benefit Plans
                                       8515 E. Orchard Road
                                       Greenwood Village, CO 80111-5002
U.S. Government Securities Money
Market Fund -- A Shares..............  National Financial Services Corp.           215437943.96        91.70
                                       Exclusive Benefit of Our Customers
                                       Attn: Mutual Funds Department
                                       200 Liberty Street
                                       New York, NY 10281-5503
U.S. Government Securities Money
Market Fund -- T Shares..............  SunTrust Bank                               504449496.73        86.17
                                       Mail Center 3133
                                       P.O. Box 105504
                                       Atlanta, GA 30348-5504
                                       SunTrust Bank                               80978434.406        13.83
                                       Various Benefit Plans
                                       8515 E. Orchard Road
                                       Greenwood Village, CO 80111-5002
U.S. Treasury Money Market Fund -- A
Shares...............................  National Financial Services Corp.              401084.46       100.00
                                       Exclusive Benefit of Our Customers
                                       Attn: Mutual Funds Department
                                       200 Liberty Street
                                       New York, NY 10281-5503
U.S. Treasury Money Market Fund -- T
Shares...............................  SunTrust Bank                              1348552514.65        99.08
                                       Mail Center 3133
                                       P.O. Box 105504
                                       Atlanta, GA 30348-5504

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
Value Income Stock Fund -- A
Shares...............................  NFSC FEBO F4R-067458                          3589891.63       57.56%
                                       NFS/FMTC IRA
                                       22731 Southshore Drive
                                       Land O Lakes, FL 34639-4753
                                       Nationwide Insurance Company Trust            501790.891         8.05
                                       P.O. Box 182029
                                       c/o IPO Portfolio Accounting
                                       Columbus, OH 43218-2029
Value Income Stock Fund -- L
Shares...............................  NFSC FEBO G3R-027197                    4453760.34599999        92.37
                                       NFS/FMTC IRA
                                       2407 Belgrade Court
                                       Augusta, GA 30906-4006
Value Income Stock Fund -- T
Shares...............................  Trustman                                    47544305.707        73.71
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
                                       SunTrust Bank                               11739411.669        18.20
                                       Various Benefit Plans
                                       8515 E. Orchard Road
                                       Greenwood Village, CO 80111-5002
                                       Nissan Motor Corp. USA                       5215547.311         8.09
                                       401K Plan RH06
                                       State Street Bank
                                       Attn: Cathie Noyes
                                       P.O. Box 1992
                                       Boston, MA 02105-1992
Virginia Intermediate Municipal Bond
Fund -- A Shares.....................  NFSC FEBO DFL-027855                          922665.914        86.78
                                       Joyce R. Butterworth
                                       8001 Sandy Ridge Road
                                       Hopewell, VA 23860-8604
Virginia Intermediate Municipal Bond
Fund -- T Shares.....................  Trustman                                    17409333.938       100.00
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Virginia Municipal Bond Fund -- A
Shares...............................  NFSC FEBO DFL-080322                           18248.428        99.95
                                       John L. Creiman
                                       5336 Tranquilla Circle
                                       Clay, NY 13041-9117
Virginia Municipal Bond Fund -- L
Shares...............................  NFSC FEBO A1F-451207                          792035.031        99.61
                                       Nelson C. Colley
                                       3355 Esquarre Court
                                       Woodbridge, VA 22193-1026

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
Virginia Municipal Bond Fund -- T
Shares...............................  Trustman                                     4395551.641      100.00%
                                       SunTrust Banks
                                       P.O. Box 105870
                                       Atlanta, GA 30348-5870
Virginia Tax-Free Money Market
Fund -- A Shares.....................  National Financial Services Corp.           110731807.05       100.00
                                       Exclusive Benefit of Our Customers
                                       Attn: Mutual Funds Department
                                       200 Liberty Street
                                       New York, NY 10281-5503
Virginia Tax-Free Money Market
Fund -- T Shares.....................  SunTrust Bank                               178781009.02        90.41
                                       Mail Center 3133
                                       P.O. Box 105504
                                       Atlanta, GA 30348-5504
                                       SunTrust Capital Markets                     18974563.93         9.59
                                       Attn: Julia Hugenot
                                       25th Floor MC 3906
                                       Atlanta, GA 30308-3201

                           STI CLASSIC VARIABLE TRUST

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
Capital Appreciation Fund............  Glenbrook Life and Annuity Company            2751078.791       79.54%
                                       Attn: Danette Richardson
                                       Financial Control Unit
                                       544 Lakeview Parkway
                                       Vernon Hills, IL 60061-1826
                                       Hartford Life Insurance Co.                    385087.737       11.13
                                       Account 401
                                       P.O. Box 2999
                                       Hartford, CT 06104-2999
Growth and Income Fund...............  Hartford Life Insurance Co.                    401394.801       39.38
                                       Account 401
                                       P.O. Box 2999
                                       Hartford, CT 06104-2999
                                       Glenbrook Life and Annuity Company             384540.633       37.73
                                       Attn: Danette Richardson
                                       Financial Control Unit
                                       544 Lakeview Parkway
                                       Vernon Hills, IL 60061-1826
                                       Transamerica Life Insurance Company             98624.943        9.68
                                       4333 Edgewood Road
                                       Cedar Rapids, IA 52499-0001
                                       Allstate Life Insurance Company                 77535.868        7.61
                                       Attn: John T. Meyer
                                       Investment Operations Equity Unit
                                       3075 Sanders Road
                                       Northbrook, IL 60062-7127

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
International Equity Fund............  Glenbrook Life and Annuity Company             584038.832       92.53
                                       Attn: Danette Richardson
                                       Financial Control Unit
                                       544 Lakeview Parkway
                                       Vernon Hills, IL 60061-1826
Investment Grade Bond Fund...........  Glenbrook Life and Annuity Company            1471600.963       86.48
                                       Attn: Danette Richardson
                                       Financial Control Unit
                                       544 Lakeview Parkway
                                       Vernon Hills, IL 60061-1826
                                       Transamerica Life Insurance Company             92482.206        5.43
                                       4333 Edgewood Road
                                       Cedar Rapids, IA 52499-0001
                                       Allstate Life Insurance Company                   85504.7        5.02
                                       Attn: John T. Meyer
                                       Investment Operations Equity Unit
                                       3075 Sanders Road
                                       Northbrook, IL 60062-7127
Mid-Cap Equity Fund..................  Glenbrook Life and Annuity Company            1110277.444       76.38
                                       Attn: Danette Richardson
                                       Financial Control Unit
                                       544 Lakeview Parkway
                                       Vernon Hills, IL 60061-1826
                                       Hartford Life Insurance Co.                    239909.081       16.50
                                       Account 401
                                       P.O. Box 2999
                                       Hartford, CT 06104-2999
Small Cap Value Equity Fund..........  Glenbrook Life and Annuity Company              644272.62       46.08
                                       Attn: Danette Richardson
                                       Financial Control Unit
                                       544 Lakeview Parkway
                                       Vernon Hills, IL 60061-1826
                                       Allstate Life Insurance Company                568351.882       40.65
                                       Annuity Policy Holders
                                       3075 Sanders Road
                                       Northbrook, IL 60062-7127
                                       Transamerica Life Insurance Company             89809.039        6.42
                                       4333 Edgewood Road
                                       Cedar Rapids, IA 52499-0001
                                       American Enterprise Life                        73921.767        5.29
                                       Insurance Company
                                       1497 AXP Financial Center
                                       Minneapolis, MN 55474-0014
Value Income Stock Fund..............  Glenbrook Life and Annuity Company             2623843.14       79.88
                                       Attn: Danette Richardson
                                       Financial Control Unit
                                       544 Lakeview Parkway
                                       Vernon Hills, IL 60061-1826
                                       Lincoln Benefit Life Company                   259541.197        7.90
                                       Variable
                                       2940 S. 84th Street
                                       Lincoln, NE 68506-4142

NAME OF FUND/                                                                AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                         NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP    OF CLASS
--------------                         ------------------------------------  --------------------   ----------
                                       Hartford Life Insurance Co.                    231265.418        7.04
                                       Account 401
                                       P.O. Box 2999
                                       Hartford, CT 06104-2999

INDEPENDENT ACCOUNTANTS OF THE TRUSTS

     PricewaterhouseCoopers LLP ("PwC") serves as independent accountants for the Trusts. PwC has informed the Trusts that it has no material direct or indirect financial interest in the Trusts. Representatives of PwC are not expected to be present at the Special Meeting, but will be available by telephone should questions arise.

     Audit Fees. Audit fees include amounts related to the audit of each Trust's annual financial statements and services normally provided by PwC in connection with each Trust's statutory and regulatory filings During the fiscal years ended May 31, 2003 and May 31, 2004, STI Classic Funds was billed $448,509 and $563,000, respectively, in audit fees. During the fiscal years ended December 31, 2002 and December 31, 2003, STI Classic Variable Trust was billed $71,697 and $76,485, respectively, in audit fees.

     Audit-Related Fees. Below are the aggregate fees billed in each Trust's last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the Trusts' financial statements and are not reported under "Audit Fees" above.

                               STI CLASSIC FUNDS

                                                                                    ALL OTHER FEES AND
                            ALL FEES AND SERVICES TO   ALL FEES AND SERVICES TO     SERVICES TO SERVICE
                              THE TRUST THAT WERE      SERVICE AFFILIATES THAT    AFFILIATES THAT DID NOT
                                  PRE-APPROVED            WERE PRE-APPROVED        REQUIRE PRE-APPROVAL
                            ------------------------   ------------------------   -----------------------
Fiscal Year Ended 2004....          $72,000(1)                 $60,000(2)               $1,795,277(3)
Fiscal Year Ended 2003....          $61,500(1)                 $     0                  $1,498,453(3)

---------------

(1) Services related to security count examinations under Rule 17f-2 of the Investment Company Act for 2004 and 2003 fiscal years.

(2) Services related to the audit of the controls around custody operations at SunTrust Bank (SAS No. 70) in 2003.

(3) Non-audit services relate principally to certain technical accounting advice on financial products of the Bank; Sarbanes-Oxley 404 implementation; and tax compliance services to other entities controlled by SunTrust Banks, Inc.

                           STI CLASSIC VARIABLE TRUST

                                                                                    ALL OTHER FEES AND
                            ALL FEES AND SERVICES TO   ALL FEES AND SERVICES TO     SERVICES TO SERVICE
                              THE TRUST THAT WERE      SERVICE AFFILIATES THAT    AFFILIATES THAT DID NOT
                                  PRE-APPROVED            WERE PRE-APPROVED        REQUIRE PRE-APPROVAL
                            ------------------------   ------------------------   -----------------------
Fiscal Year Ended 2003....          $10,500(1)                 $60,000(3)               $  771,250(4)
Fiscal Year Ended 2002....          $23,560(1)(2)              $     0                  $2,685,000(5)

---------------

(1) Services related to security count examinations under Rule 17f-2 of the Investment Company Act for 2003 and 2002.

(2) Services related to performance of agreed-upon procedures in connection with the Trust's N-14 for the merger of Quality Growth Stock Fund into the Capital Appreciation Fund in 2002.

(3) Services related to the audit of the controls around custody operations at SunTrust Bank (SAS No. 70) in 2003.

(4) Non-audit services relate principally to certain technical accounting advice on financial products of the Bank; Sarbanes-Oxley 404 implementation; and tax compliance services to other entities controlled by SunTrust Banks, Inc.

(5) Non-audit services relate principally to the implementation of management reporting system completed by PwC Consulting (now IBM) in 1Q02; controls and process reviews; and, tax compliance services to other entities controlled by SunTrust Bank.

     Tax Fees. PwC did not bill either Trust for any services related to tax compliance, tax advice, or tax planning during either Trust's two most recently completed fiscal years.

     All Other Fees. PwC did not bill either Trust for other products and services, other than the services reported above, for each Trust's two most recently completed fiscal years.

     Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC for each of STI Classic Funds' last two fiscal years were $1,855,277 and $1,498,453, respectively, for services rendered to STI Classic Funds and related entities. The aggregate non-audit fees billed by PwC for each of STI Classic Variable Trust's last two fiscal years were $841,750 and $2,708,560, respectively.

     Audit Committee Pre-Approval Policies and Procedures. The Trusts' Audit Committee has adopted pre-approval policies and procedures to provide a framework for the Audit Committee's consideration of audit and non-audit services by the Trusts' independent accountants. The policies and procedures require that any audit and non-audit services provided to the Trusts, and any non-audit services provided to certain of the Trusts' service providers that relate directly to the operations and financial reporting of the Trusts, are subject to approval by the Audit Committee before such services are provided. The policies and procedures also provide for Audit Committee ratification of inadvertent non-audit services subject to certain conditions. In addition, the Audit Committee has delegated to the Chair of the Audit Committee the authority to approve certain non-audit services to the extent such services are not otherwise pre-approved by the entire Audit Committee.

     Board Consideration of Non-Audit Services. The Trusts' Audit Committee has reviewed and considered whether the provision of non-audit services that were rendered to the Trusts' investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trusts, that were not pre-approved pursuant to paragraph
(c)(7) (ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC's independence.

SUBMISSION OF SHAREHOLDER PROPOSALS

     Each Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trusts are not required to, and do not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of each Trust. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the appropriate Trust for inclusion in a future proxy statement. The Board of Trustees will give consideration to shareholder suggestions as to nominees for the Board of Trustees. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

     Abstentions and "broker non-votes" will not be counted for or against the proposal but will be counted for purposes of determining whether a quorum is present. The Trusts believe that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the proposals when they have not received instructions from beneficial owners.

     No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trusts.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                          By Order of the Trustees,

                                          /s/ R. Jeffrey Young
                                          R. Jeffrey Young
                                          President

Dated: October 8, 2004

                                   EXHIBIT A

                    FORM OF INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made as of the           day of           , 2004, between Trusco
Capital Management, Inc. (the "Adviser") and Zevenbergen Capital Investments LLC (the "Subadviser").

     WHEREAS, the STI Classic Funds (the "Trust"), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser has entered into investment advisory agreements with the Trust (the "Advisory Agreements") pursuant to which the Adviser acts as investment adviser to the series of the Trust; and

     WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Subadviser to provide investment advisory services to the Adviser in connection with the management of the series of the Trust set forth on Schedule A attached hereto (each a "Fund," and collectively, the "Funds"), as such schedule may be amended by mutual agreement of the parties hereto, and the Subadviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties hereto agree as follows:

 1. Duties of the Subadviser. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Subadviser shall manage all of the securities and other assets of each Fund entrusted to it hereunder (the "Assets"), including the purchase, retention and disposition of the Assets in accordance with the Fund's investment objectives, policies, and restrictions as stated in each Fund's then current prospectus and statement of additional information, as may be amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

     (a) The Subadviser will provide investment advisory services to the Fund and shall, in such capacity, determine from time to time what Assets will be purchased, retained, or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash, subject to the direction of the Adviser and the Board of Trustees of the Trust.

     (b) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Trust's Declaration of Trust (as defined herein), the Prospectus, and the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 (the "Code"), and all other applicable federal and state laws and regulations, as each is amended from time to time.

     (c) The Subadviser shall determine the Assets to be purchased or sold by each Fund as provided in subparagraph (a) above and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund's Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Subadviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act")). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Subadviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to its discretionary clients, including the Funds. In addition, the Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Subadviser, or the Trust's principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Funds' Assets be purchased from or sold to the Adviser, Subadviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Subadviser, or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

     (d) The Subadviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5),
         (b)(6), (b)(7), (b)(9), (b)(10), and (b)(11) and paragraph (f) of Rule
         31a-1 under the 1940 Act. The Subadviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

         The Subadviser shall keep the books and records relating to the Assets required to be maintained by the Subadviser under this Agreement and shall timely furnish to the Adviser all information relating to the Subadviser's services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act. The Subadviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Subadviser agrees that all records that it maintains on behalf of the Funds are property of the Funds and the Subadviser will surrender promptly to the Funds any of such records upon the Funds' request; provided, however, that the Subadviser may retain a copy of such records. In addition, for the duration of this Agreement, the Subadviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor subadviser upon the termination of this Agreement (or, if there is no successor subadviser, to the Adviser).

     (e) The Subadviser shall provide the Funds' custodian on each business day with information relating to all transactions concerning the Funds' Assets and shall provide the Adviser with such information upon request by the Adviser.

     (f) The investment management services provided by the Subadviser under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others as long as such services do not impair the services rendered to the Adviser or the Trust.

     (g) The Subadviser shall promptly notify the Adviser of any financial condition that is likely to impair the Subadviser's ability to fulfill its commitment under this Agreement.

     (h) The Subadviser shall not be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as Assets in the Funds. If the Subadviser receives a misdirected proxy, it shall promptly forward such misdirected proxy to the Adviser.

     (i) In performance of its duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to the Funds or a subadviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Subadviser shall not provide investment advice to any assets of the Funds other than the Assets.

     Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of the Subadviser's control affiliates, partners, officers or employees.

 2. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreements and shall oversee and review the Subadviser's performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Subadviser of responsibility for compliance with the Trust's Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

 3. Delivery of documents. The Adviser has furnished the Subadviser with copies of each of the following documents:

     (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

     (b) By-Laws of the Trust as in effect on the date of this Agreement and as amended from time to time; and

     (c) Prospectus of each Fund.

 4. Compensation to the Subadviser. For the services to be provided by the Subadviser pursuant to this Agreement, the Adviser will pay the Subadviser, and the Subadviser agrees to accept as full compensation therefor, a subadvisory fee at the rate specified in Schedule B attached hereto and made part of this Agreement. The fee will be calculated based on the average daily value of the Assets under the Subadviser's management and will be paid to the Subadviser quarterly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Subadviser may, in its discretion and from time to time, waive a portion of its fee.

 5. Indemnification. The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Subadviser's obligations under this Agreement; provided, however, that the Subadviser's obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith, or negligence, or to the reckless disregard of its duties under this Agreement.

     The Adviser shall indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Adviser's obligations under this Agreement; provided, however, that the Adviser's obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to the Subadviser's own willful misfeasance, bad faith, or negligence, or to the reckless disregard of its duties under this Agreement.

 6. Duration and termination. With respect to a Fund, this Agreement shall become effective upon approval by the Trust's Board of Trustees and its execution by the parties hereto, and approval of the Agreement by a majority of the outstanding voting securities of that Fund.

     This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Funds (a) by the Funds at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Funds, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days nor less than 30 days written notice to the

     Subadviser, or (c) by the Subadviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment or in the event of a termination of the relevant Advisory Agreement with the Trust. As used in this Paragraph 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

 7. Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

 8. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

 9. Notice: Any notice, advice, or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified, or overnight mail, postage prepaid, and addressed by the party giving notice to the other party at the last address furnished by the other party:

      To the Adviser at:                           Trusco Capital Management, Inc. 50
                                                   Hurt Plaza
                                                   Suite 1400
                                                   Atlanta, Georgia 30303
                                                   Attention: Paul L. Robertson, III
      To the Subadviser at:                        Zevenbergen Capital Investments LLC
                                                   601 Union Street
                                                   Suite 4600
                                                   Seattle, Washington 98101
                                                   Attention: Nancy A. Zevenbergen

10. Non-hire/non-solicitation. The Subadviser hereby agrees that so long as the Subadviser provides services to the Adviser or the Trust and for a period of one year following the date on which the Subadviser ceases to provide services to the Adviser and the Trust, the Subadviser shall not for any reason, directly or indirectly, on the Subadviser's own behalf or on behalf of others, hire any person employed by the Adviser, whether or not such person is a full-time employee or whether or not any person's employment is pursuant to a written agreement or is at-will. The Subadviser further agrees that, to the extent that the Subadviser breaches the covenant described in this paragraph, the Adviser shall be entitled to pursue all appropriate remedies in law or equity.

11. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     In the event the terms of this Agreement are applicable to more than one Fund, the Adviser is entering into this Agreement with the Subadviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Subadviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a schedule executed subsequent to the date first indicated above, provisions of such schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Paragraph 6 of this Agreement with respect to such Fund shall be the execution date of the relevant schedule.

12.  Miscellaneous.

     (a) A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

   (b) Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

TRUSCO CAPITAL MANAGEMENT, INC                     ZEVENBERGEN CAPITAL INVESTMENTS LLC

By:                                                By:
--------------------------------------------       --------------------------------------------

Name:                                              Name:
--------------------------------------------       --------------------------------------------

Title:                                             Title:
--------------------------------------------       --------------------------------------------

                                   SCHEDULE A
                                     TO THE
                        INVESTMENT SUBADVISORY AGREEMENT
                                    BETWEEN
                        TRUSCO CAPITAL MANAGEMENT, INC.
                                      AND
                      ZEVENBERGEN CAPITAL INVESTMENTS LLC

                           AS OF  ____________ , 2004

                               STI CLASSIC FUNDS

                          AGGRESSIVE GROWTH STOCK FUND
                           EMERGING GROWTH STOCK FUND

                                   SCHEDULE B
                                     TO THE
                        INVESTMENT SUBADVISORY AGREEMENT
                                    BETWEEN
                        TRUSCO CAPITAL MANAGEMENT, INC.
                                      AND
                      ZEVENBERGEN CAPITAL INVESTMENTS LLC

                           AS OF  ____________ , 2004

Pursuant to Paragraph 4, the Adviser shall pay the Subadviser compensation at an annual rate as follows:

                               STI CLASSIC FUNDS

Aggressive Growth Stock Fund..............   .625% of the average daily value of the assets
                                             under the Subadviser's management, except that
                                             for any compensation period during which the
                                             Adviser waives any portion of the management
                                             fee that the Fund is required to pay, the
                                             Adviser will pay to the Subadviser 55% of the
                                             amount of compensation the Adviser receives
                                             from the Fund during that compensation period.
Emerging Growth Stock Fund................   .625% of the average daily value of the assets
                                             under the Subadviser's management, except that
                                             for any compensation period during which the
                                             Adviser waives any portion of the management
                                             fee that the Fund is required to pay, the
                                             Adviser will pay to the Subadviser 55% of the
                                             amount of compensation the Adviser receives
                                             from the Fund during that compensation period.

The management fee will be paid to the Subadviser quarterly.

Agreed and Accepted:

TRUSCO CAPITAL MANAGEMENT, INC                     ZEVENBERGEN CAPITAL INVESTMENTS LLC

By:                                                By:
--------------------------------------------       --------------------------------------------

Name:                                              Name:
--------------------------------------------       --------------------------------------------

Title:                                             Title:
--------------------------------------------       --------------------------------------------

[STI CLASSIC VARIABLE TRUST LOGO]
P.O. BOX 9132
HINGHAM, MA 02043-9132

LABEL BELOW FOR MIS USE ONLY!
PO# M9476
STI CLASSIC FUNDS VIC
ORIGINAL 1UP LRG  10-07-04  KD
SANDY (STI CLASSIC 1UP VIC SD)
REVIEW #1  10/11/04  TD


MIS EDITS:       # OF CHANGES ___/___ PRF 1 ___  PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.



_______________________________________________________
SIGNATURE OF PERSON AUTHORIZING PRINTING          DATE


                                 VOTING OPTIONS

       VOTING BY TOUCH-TONE PHONE

1)  Read the Proxy Statement and
    have this card at hand.

2)  Call 1-888-221-0697.

3)  Follow the recorded
    instructions.

           VOTING BY INTERNET

1)  Read the Proxy Statement and
    have this card at hand.

2)  Go to WWW.PROXYWEB.COM

3)  Follow the on-line directions.

             VOTING BY MAIL

1)  Read the Proxy Statement.

2)  Check one of the appropriate
    boxes on the reverse side.

3)  Sign and date the card below.

4)  Return the card in the
    envelope.

999  999  999  999  99

FUND/INSURANCE COMPANY NAME PRINTS HERE
FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote as designated on this form all shares owned directly and or beneficially of the above-referenced fund (the
Fund) held of record by the undersigned on September 23, 2004 at the special meeting of shareholders of the Fund to be held on November 15, 2004 at 9:30 A.M. or any adjournment thereof. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS. IF YOU FAIL TO RETURN THIS VOTING INSTRUCTION CARD, THE COMPANY WILL VOTE ALL SHARES ATTRIBUTABLE TO YOUR ACCOUNT VALUE IN PROPORTION TO ALL VOTING INSTRUCTIONS FOR THE FUND ACTUALLY RECEIVED FROM CONTRACT OWNERS IN THE SEPARATE ACCOUNT WHEN APPLICABLE.

Dated: __________________, 2004


PLEASE REMEMBER TO SIGN, DATE AND RETURN THE VOTING
INSTRUCTION CARD, USING THE ENCLOSED ENVELOPE.





_______________________________________________________
Signature                  (SIGN IN THE BOX)


Please sign exactly as your name appears on the mailing. When shares are held by joint tenants both should sign. When signing as an attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                         PLEASE TURN OVER AND COMPLETE


                                                               STI CI F - VIC sd

LABEL BELOW FOR MIS USE ONLY!
PO# M9476
STI CLASSIC FUNDS VIC
ORIGINAL 1UP LRG  10-07-04  KD
SANDY (STI CLASSIC 1UP VIC SD)
REVISION #1  10-12-04  KD

MIS EDITS:       # OF CHANGES ___/___ PRF 1 ___  PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.


_______________________________________________________
SIGNATURE OF PERSON AUTHORIZING PRINTING          DATE

THIS VOTING INSTRUCTION CARD WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED VOTING INSTRUCTION CARD IS RETURNED, THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  [X]



                       PLEASE DO NOT USE FINE POINT PENS.


THE BOARD OF TRUSTEES OF THE TRUSTS RECOMMENDS A VOTE "FOR" THE PROPOSALS BELOW:

Shareholders Voting on Proposal 1: Shareholders of STI Classic Funds and STI Classic Variable Trust.

Proposal 1: To consider and vote on the election of members to the Board of
            Trustees of the Trusts.

                                                        FOR   WITHHOLD  FOR ALL
                                                        ALL     ALL      EXCEPT*

(01) Richard W. Courts, II  (06)  Clarence H. Ridley    [ ]     [ ]       [ ]
(02) Thomas C. Gallagher    (07)  James O. Robbins
(03) F. Wendell Gooch       (08)  Jonathan T. Walton
(04) Sidney E. Harris       (09)  Charles D. Winslow
(05) Warren Y. Jobe

*INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEES, MARK "FOR ALL EXCEPT" AND WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.



_______________________________________________________

Shareholders Voting on Proposal 2: Shareholders of STI Classic Funds' Aggressive Growth Stock Fund and Emerging Growth Stock Fund ONLY.

Proposal 2: To approve the investment subadvisory agreement between Trusco
            Capital Management, Inc. and Zevenbergen Capital Investments LLC with respect to STI Classic Funds' Aggressive Growth Stock Fund and Emerging Growth Stock Fund.
                                                      FOR   AGAINST   ABSTAIN
                                                      [ ]     [ ]       [ ]

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                               STI CI F - VIC sd

[STI CLASSIC FUNDS LOGO]
[STI CLASSIC VARIABLE TRUST LOGO]
P.O. BOX 9132
HINGHAM, MA 02043-9132


LABEL BELOW FOR MIS USE ONLY!
PO# M9476
STI CLASSIC FUNDS
ORIGINAL SIZE 1UP LRG 9-22-04 KD
SANDY (STI CLASSIC WITH LOGO SD)
CHANGED TO 2UP LRG 9-22-04 KD
REVIEW #1 10-01-04 KD
REVISION #1 10-01-04 KD
REVISION #2 10/4/04 TD
CHANGED TO 1UP LRG 10-07-04 KD
(STI CLASSIC 1UP PROXY SD)
REVIEW #2 10/11/04 TD
SIGNOFF 10/12/04 TD

MIS EDITS:       # OF CHANGES ___/___ PRF 1 ___  PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.


_______________________________________________________
SIGNATURE OF PERSON AUTHORIZING PRINTING          DATE


             VOTING OPTIONS

 VOTING BY TOUCH-TONE PHONE

1)  Read the Proxy Statement and
    have the proxy at hand.

2)  Call 1-888-221-0697.

3)  Follow the recorded
     instructions.

           VOTING BY INTERNET

1)  Read the Proxy Statement and
     have the proxy at hand.

2)  Go to WWW.PROXYWEB.COM

3)  Follow the on-line directions.

             VOTING BY MAIL

1)  Read the Proxy Statement.

2)  Check one of the appropriate
    boxes on the reverse side.

3)  Sign and date the proxy below.

4)  Return the proxy in the
      envelope.

999  999  999  999  99

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FUND/INSURANCE COMPANY NAME PRINTS HERE
FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned shareholder hereby appoints Julie Powers and Traci A. Thelen as Proxies, each with the power to appoint her substitute, and authorizes them to represent and to vote as designated on this form all shares owned directly and or beneficially of the above-referenced fund (the Fund) held of record by the undersigned on September 23, 2004 at the special meeting of shareholders of the Fund to be held on November 15, 2004 at 9:30 A.M. or any adjournment thereof.

    Dated: __________________, 2004

PLEASE REMEMBER TO SIGN, DATE AND RETURN THE PROXY,
USING THE ENCLOSED ENVELOPE.






_______________________________________________________
Signature                  (SIGN IN THE BOX)

Please sign exactly as your name appears on the mailing. When shares are held by joint tenants both should sign. When signing as an attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                       PLEASE TURN OVER AND COMPLETE


                                                                     STI CI F sd

LABEL BELOW FOR MIS USE ONLY!
PO# M9476
STI CLASSIC FUNDS
ORIGINAL SIZE 1UP OVERSIZE  9/20/04  TD
SANDY (STI CLASSIC WITH LOGO SD)
O.A.  9-20-04  KD
REVIEW #1  9-20-04  KD
CHANGED TO 2UP LRG  9-22-04  KD
REVISION #1  9-29-04  KD
REVISION #2  9-30-04  KD
REVISION #3  9/30/04  TD
REVISION #4  10-01-04  KD
CHANGED TO 1UP LRG  10-07-04  KD
(STI CLASSIC 1UP PROXY SD)
SIGNOFF  10/12/04  TD
REVISION AFTER S/O  10-12-04 KD

MIS EDITS:       # OF CHANGES ___/___ PRF 1 ___  PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.


_______________________________________________________
SIGNATURE OF PERSON AUTHORIZING PRINTING          DATE

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


 PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

                       PLEASE DO NOT USE FINE POINT PENS.


THE BOARD OF TRUSTEES OF THE TRUSTS RECOMMENDS A VOTE "FOR" THE PROPOSALS BELOW:

Shareholders Voting on Proposal 1: Shareholders of STI Classic Funds and STI Classic Variable Trust.

Proposal 1: To consider and vote on the election of members to the Board of
            Trustees of the Trusts.

                                                        FOR   WITHHOLD   FOR ALL
                                                        ALL     ALL      EXCEPT*
(01) Richard W. Courts, II  (06) Clarence H. Ridley     [ ]     [ ]        [ ]
(02) Thomas C. Gallagher    (07) James O. Robbins
(03) F. Wendell Gooch       (08) Jonathan T. Walton
(04) Sidney E. Harris       (09) Charles D. Winslow
(05) Warren Y. Jobe

*INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEES, MARK "FOR ALL EXCEPT" AND WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.



_______________________________________________________

Shareholders Voting on Proposal 2: Shareholders of STI  FOR   AGAINST   ABSTAIN
Classic Funds' Aggressive Growth Stock Fund and         [ ]     [ ]       [ ]
Emerging Growth Stock Fund ONLY.

Proposal 2: To approve the investment subadvisory
            agreement between Trusco Capital
            Management, Inc. and Zevenbergen Capital
            Investments LLC with respect to STI
            Classic Funds' Aggressive Growth Stock
            Fund and Emerging Growth Stock Fund.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                   STI CI F sd R